SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                           Mentor Institutional Trust
         --------------------------------------------------------------
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                           Mentor Institutional Trust
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

September 23, 1999

                                 IMPORTANT NEWS
                 FOR SHAREHOLDERS OF MENTOR INSTITUTIONAL TRUST

We encourage  you to read the attached  proxy  statement in full;  however,  the
following   questions  and  answers   represent   some  typical   concerns  that
shareholders might have regarding this proxy.


Q: WHY IS MENTOR PROPOSING THESE CHANGES?

The Fund is advised by affiliates of First Union National Bank ("FUNB"). Other investment advisory affiliates of FUNB serve as investment advisers to the Evergreen family of funds. The Evergreen Funds were converted into series of Delaware business trusts beginning in September 1997. The proposal represents one of the final steps we are undertaking to unify the Evergreen and Mentor fund families. Shareholders can anticipate the following benefits:

o A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet.

o Possible economies of scale that could result in cost savings as a result of the SNAP Fund becoming part of the larger Evergreen family of funds.

o    No change in the investment advisory function.

Q: WHAT IS THE IMPACT OF THIS CHANGE ON THE SNAP FUND?

The conversion of the Fund into a series of a Delaware business trust will provide both consistency across the fund family and flexibility compared to its previous form of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See part I of the proxy statement for more information. All other aspects of the SNAP Fund will remain the same. This is the only proposal upon which SNAP Fund shareholders will be asked to vote.

Q: WILL THE SNAP FUND NAME BE REPLACED BY EVERGREEN?

No.  The SNAP Fund name will remain the same.

Q: WILL THESE CHANGES AFFECT THE ONGOING EXPENSES OF THE SNAP PROGRAM?

No.  The expenses structure of the SNAP program will not be affected

Q: WILL THERE BE ANY EXPENSES ASSOCIATED WITH THIS PROXY SOLICITATION THAT WILL BE PAID BY THE SNAP FUND?

No. The SNAP Fund will not pay any expenses resulting from this proxy solicitation. These expenses will be borne by FUNB.

Q: WILL THE VIRGINIA TREASURY BOARD'S RELATIONSHIP WITH THE SNAP FUND'S ADVISER BE AFFECTED BY THESE CHANGES?

No. The relationship is not affected by the SNAP Fund's conversion to a Delaware business trust.

Q: WILL THE VIRGINIA TREASURY BOARD'S CONTROL OF THE SNAP FUND BE IN ANYWAY CHANGED?

No.  All that will change is the SNAP Fund's organizational structure.

Q: WILL THE INVESTMENT GUIDELINES CHANGE?

No.  The investment guidelines will remain the same.

The Board members of Mentor Institutional Trust recommended that you vote in favor or FOR the proposal on the enclosed proxy card.

September __, 1999

Dear Shareholder:

I am writing to shareholders of the SNAP Fund, a series of Mentor Institutional Trust, to inform you of a special shareholder meeting to be held on October 15, 1999. Before that meeting I would like your vote on an important issue affecting your fund as described in the attached proxy statement.

The proxy statement includes a proposal relating to the conversion of the SNAP Fund into a series of a Delaware business trust. The proposal is intended to provide consistency and increased flexibility throughout the Evergreen and Mentor fund family. More specific information about the proposal is contained in the proxy statement. The conversion into a series of an Evergreen Delaware business trust is currently expected to be completed in October 1999.

The Board of Trustees has unanimously approved the proposal and recommend that you vote FOR the proposal described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card is included immediately after the Notice of Special Meeting.

If we do not receive your completed proxy card after several weeks, you may be contacted by us to remind you to vote your shares. If you have any questions about the proxy, please call 1-800-225-1587 x3676.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,



Paul F. Costello
President
Mentor Institutional Trust
901 East Byrd Street
Richmond, Virginia  23219

                           MENTOR INSTITUTIONAL TRUST
                              901 East Byrd Street
                            Richmond, Virginia 23219
       ------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 15, 1999
       -------------------------------------------------------------------


         Notice Is Hereby Given that a Special Meeting (the "Meeting") of Shareholders of the SNAP Fund, a series of the Mentor Institutional Trust (the "Fund"), will be held at the offices of Mentor Institutional Trust, 901 East Byrd Street, Richmond, Virginia 23219 on Friday, October 15, 1999 at 2:00 p.m., Eastern time, for the following purpose:

         1. To approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") for the above-named Fund providing for the conversion of the Fund into a corresponding series (a "Successor Fund") of the Evergreen Select Money Market Trust, a Delaware business trust, and in connection therewith, the acquisition by the Successor Fund of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. The Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

         2. To transact any other business which may properly come before the Meeting or any adjournments thereof.

The close of business on August 17, 1999 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                              By Order of the Board of Trustees



                                              Michael H. Koonce
                                              Secretary
September ___, 1999

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts:  Sign  your  name  exactly as  it  appears in the registration on the proxy card.

      2. Joint  Accounts:  Either   party  may  sign,  but  the  name  of  the
                  party signing should conform exactly to a name shown in the registration on the proxy card.

      3. All Other Accounts:  The  capacity  of  the  individual signing  the proxy card should be indicated unless it is reflected in the registration. For example:


          Registration                                   Valid Signature

       Corporate Accounts
      (1)  ABC Corp.                                  (1) ABC Corp.
      (2)  ABC Corp.                                  (2) John Doe, Treasurer
      (3)  ABC Corp.                                  (3) John Doe, Treasurer
           c/o John Doe, Treasurer
      (4)  ABC Corp. Profit Sharing Plan              (4) John Doe, Trustee

      Trust Accounts
      (1)  ABC Trust                                  (1) Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee                       (2) Jane B. Doe
           u/t/d 12/28/78

      Custodial or Estate Accounts
      (1)  John B. Smith, Cust.                       (1) John B. Smith
           f/b/o John B. Smith, Jr. UGMA
      (2)  John B. Smith                              (2) John B. Smith, Jr.,
                                                          Executor

                                TABLE OF CONTENTS

                                                                      Page

                                     PART I

PROPOSAL  -  THE PROPOSED CONVERSION OF THE FUND INTO A CORRESPONDING  SERIES OF
             AN EVERGREEN DELAWARE BUSINESS TRUST

  Selection of Delaware Business
  Trust Form of Organization

  Description of the Conversion

  The Successor Trust

  Certain Comparative Information
  About the Trust and the Successor Trust

  Current and Successor Advisory
  Agreements

  Administration Agreement

  Current and Successor Distribution
  Arrangements

  Name

  Certain Votes to Be Taken
  Prior to the Conversion

  Investment Objectives and
  Restrictions

  Federal Income Tax Consequences

  Appraisal Rights

  Recommendation of Trustees

  Required Vote


                                     PART II

VOTING INFORMATION CONCERNING THE MEETING

ADDITIONAL INFORMATION

  Payment of Expenses

  Beneficial Ownership

  Annual and Semi-Annual Reports to
  Shareholders

OTHER BUSINESS

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF
CONVERSION AND TERMINATION                                            A-1

EXHIBIT B - MANAGEMENT OF THE
SUCCESSOR TRUST                                                       B-1

EXHIBIT C - NUMBER OF SHARES OF THE
FUND OUTSTANDING AS OF
THE CLOSE OF BUSINESS ON AUGUST 17, 1999                              C-1

EXHIBIT D - VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF                                             D-1

                           MENTOR INSTITUTIONAL TRUST
                              901 East Byrd Street
                            Richmond, Virginia 23219

                -------------------------------------------------

                                 PROXY STATEMENT
                         Special Meeting of Shareholders
                                October 15, 1999
                ------------------------------------------------


      This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Mentor Institutional Trust (the "Trust") for the special meeting of shareholders of SNAP Fund to be held on Friday, October 15, 1999, at the offices of the Trust, 901 East Byrd Street, Richmond, Virginia 23219 at 2:00 p.m., and any adjournments thereof (the "Meeting"). A notice of the Meeting and a proxy card accompany this proxy statement. Shareholders of record at the close of business on August 17, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying Notice of Meeting and proxy card are first being mailed to shareholders on or about September __, 1999.

       The SNAP Fund is a separate series of the Trust and is referred to herein as the "Fund." As used in this proxy statement, the Trust's Board of Trustees is referred to as a "Board."

                                     PART I

                       PROPOSAL - THE PROPOSED CONVERSION
             OF THE FUND INTO A CORRESPONDING SERIES OF AN EVERGREEN
                             DELAWARE BUSINESS TRUST

      At the Meeting, the shareholders of the Fund will be asked to approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") for the Fund, which provides for the conversion (the "Conversion") of the Fund into a corresponding series (the "Successor Fund,") of an Evergreen Delaware business trust (the "Successor Trust"). The Conversion is part of an overall restructuring of the series of the Trust (the "Series"), each of which is advised by First Union National Bank ("FUNB") or one of its affiliates. Other investment adviser affiliates of FUNB serve as investment advisers to the Evergreen Funds. The Evergreen Funds were reorganized into series of Delaware business trusts beginning in September 1997 and it is into series of such Evergreen Delaware business trusts that the Series of the Trust will be reorganized.

      The restructuring of the Fund into a series of a Delaware business trust involves the Conversion, which is discussed in Part I of this proxy statement. The overall restructuring also includes several consolidations to combine certain other Mentor investment companies or series of certain Mentor investment companies with series of certain Evergreen investment companies having substantially similar investment objectives and policies. The Fund is not a party to such proposed consolidations, and the votes of shareholders of such other Mentor funds are not being solicited by this proxy statement. By forming a single family of mutual funds, the intended result of the overall restructuring is to integrate and enhance the investment management, distribution and operations of all the mutual funds in the Evergreen and Mentor families of funds and to maximize the potential for greater operational efficiencies which will result in possible economies of scale including a possible reduction in Fund general expenses such as legal and accounting fees, custody fees and Trustees' fees and expenses.


Selection of Delaware Business Trust Form of Organization

      On July 13, 1999, the Trust's Board unanimously approved a proposal by the Fund's investment adviser to reorganize the Fund as a separate series of an Evergreen Delaware business trust. The Trust is currently organized as a Massachusetts business trust. The Fund is proposed to be structured as a series of a Delaware business trust. The principal reason for reorganizing the Fund as a series of a Delaware business trust is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

      Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability not available to shareholders of Massachusetts business trusts under Massachusetts law. See "Certain Comparative Information About the Trust and the Successor Trust - Shareholder Liability." Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series, another potential though remote risk in the case of other business trusts, including those, such as the Trust, that are organized under Massachusetts law.

      Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

      There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Fund will have the flexibility to respond to future business contingencies. For example, the Trustees of the Delaware trust will have the power to incorporate the Successor Trust, to merge or consolidate it with another entity, to cause a series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Conversion

      The detailed terms and conditions of the Conversion are contained in a Conversion Plan applicable to the Fund. The information in this proxy statement with respect to the Conversion Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Conversion Plan, a copy of which is attached to this proxy statement as Exhibit A.

      It is anticipated that the Fund will participate in the Conversion, if approved by the shareholders of the Fund. If shareholders of the Fund do not approve the Conversion, the Fund will continue as currently organized.

      If the shareholders of the Fund approve the Conversion and the conditions of the Conversion are satisfied, all of the assets and liabilities of the Fund will be transferred to the Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of the Successor Fund will be issued to the Fund in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the New Shares to its shareholders. Holders of Class Y Shares of the Fund will receive Institutional Class New Shares of the Successor Fund which, like the Class Y Shares, do not change any distribution fees. As a result of the Conversion, each shareholder will receive, in exchange for his or her Fund shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Conversion.

      Because the Conversion will be effected at net asset value without the imposition of a sales charge, the New Shares acquired by shareholders pursuant to the proposed Conversion would not be subject to any initial sales charge or CDSC as a result of the Conversion.

      The following is a summary description of charges and fees for the Institutional Class New Shares of the Successor Fund which will be received by shareholders in the Conversion.


      Institutional Class New Shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related fees. Institutional Class shares are available only to institutional investors. Shareholders who receive Institutional Class New Shares in the Conversion and who wish to make subsequent purchases of a Successor Fund's shares will be able to purchase Institutional Class New Shares.

      Distribution-Related and Shareholder Servicing-Related Expenses.

      The Institutional Class of the Successor Fund does not have a Rule 12b-1 Plan or a shareholder servicing plan.

      It will not be necessary for holders of share certificates of the Fund to exchange their certificates for new certificates following consummation of the Conversion. Certificates for shares of the Fund issued prior to the Conversion will represent outstanding shares of the Successor Fund after the Conversion. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the Successor Fund.

      If approved by shareholders of the Fund, it is currently contemplated that the Conversion will become effective as to the Fund on or about the close of business on October 15, 1999. However, the Conversion may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Conversion not be satisfied at that time.
Notwithstanding prior shareholder approval, the Conversion Plan may be terminated as to the Fund at any time prior to its implementation by the mutual agreement of the parties thereto.

The Successor Trust

      The Successor Trust was established pursuant to a Agreement and Declaration of Trust (the "Master Trust Agreement") under the laws of the State of Delaware. The Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Successor Trust consists of the Successor Fund and other mutual funds of the same asset class.

      The Board of Trustees of the Successor Trust is currently comprised of individuals who do not currently serve as Trustees of the Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the Successor Fund subsequent to the Conversion. It is anticipated that subsequent to the Conversion, two current Trustees of the Trust, Arnold H. Dreyfuss and Louis W. Moelchert, Jr. will be nominated and elected as Trustees of the Successor Trust. Information with respect to the current Trustees of the Successor Trust, including compensation received, is set forth in Exhibit B.

      The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments will be allocated to that series. The Master Trust Agreement of the Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust.

      The Master Trust Agreement of the Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Master Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by (i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

      All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Trust and the Successor Trust - Voting Rights" below.

      As required by the 1940 Act, shareholders of each series of the Successor Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

Certain Comparative Information About the Mentor Trust and the Successor Trust

      As a Delaware business trust, the Successor Trust's operations will be governed by the Master Trust Agreement and By-laws, and applicable Delaware law, rather than by the Trust's Declaration of Trust and By-laws, and applicable Massachusetts law. As discussed below, certain of the differences between the Trust and the Successor Trust derive from provisions of the Successor Trust's Master Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of a Successor Trust's Master Trust Agreement and By-laws, without charge, by calling 1-800-225-1587 x3676.

      Capitalization. The beneficial interests in each Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a series of the Successor Trust represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. The Trust is authorized to divide its shares into an unlimited number of series, and the Trustees are empowered to establish other classes. The Trust has the authority to issue an unlimited number of transferable shares of beneficial interest.

      Amendments to Governing Instrument. Generally, the provisions of the Master Trust Agreement of the Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Master Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is more than 25% of the shares entitled to vote. The quorum requirements of the Trust is more than 30% of the total number of outstanding shares of all series and classes entitled to vote. The affirmative vote of a majority of the shares of all series and classes then outstanding and entitled to vote is generally required to amend the Declaration of Trust of the Trust (unless any larger vote may be required by applicable governing documents or other law), except that the Declaration of Trust may be amended by the Trustees of the Trust without the vote of share-holders in certain limited circumstances.

      Voting Rights. The Successor Trust's Master Trust Agreement provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. The Trust's Master Trust Agreement provides that the Trustees may be removed at any meeting called for the purpose by vote of holders of two-thirds of the outstanding shares. The Master Trust Agreement and By-laws of the Trust provide that a meeting of the shareholders for a purpose requiring action by shareholders as provided in the Master Trust Agreement or By-laws shall be called by the Trustees upon the written request of shareholders representing 10% of the outstanding shares of all series and classes entitled to vote. If the Secretary fails to call the meeting or give notice for a specified period following the shareholders' written request, then the shareholders representing 10% of the outstanding shares may, in the name of the Secretary, call such meeting by giving notice thereof. The By-laws of the Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Successor Trust entitled to vote. Like the Trust, the Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Under the Trust's By-laws, the record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting may not be more than 90 days preceding the scheduled meeting date. Under the By-laws of the Successor Trust, the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

      The Master Trust Agreement provides for shareholder voting in certain circumstances. See "The Successor Trust" above. Shareholders of the Trust have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, and certain amendments to the Declaration of Trust, to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust, and as required by law or as the Trustees may consider desirable.

      The Master Trust Agreement of the Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Master Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to the Trust. Shareholders of the Successor Trust are not required to approve the termination of the Successor Trust. The Declaration of Trust of the Trust provides that shareholders of the Trust are required to approve the Trust's termination.

             Under the Master Trust Agreement, each share of a Successor Fund is entitled to one vote for each dollar of net asset value applicable to such share. Under the current Declaration of Trust of the Trust, each whole share of beneficial interest is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Under the Trust's Declaration of Trust or applicable law, except with respect to matters as to which a particular series or class is affected, all shares of each series or class shall vote as a single class. Generally, the Declaration of Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of funds in the Trust have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under the Trust's current voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Master Trust Agreement of the Successor Trust, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held. As a consequence of changing from share voting to dollar voting, shareholders with a larger investment will have an increased influence in management of the Fund.

             Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law or under the laws of any other state. As a result, to the extent that the Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Master Trust Agreement: (a) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In view of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of a Successor Trust is remote.

             Shareholders of the Trust as shareholders of Massachusetts business trusts may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust under which the Trust is currently established contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for indemnification out of the assets of the Trust.

             Liability and Indemnification of Trustees. Under the Master Trust Agreement of the Successor Trust, a Trustee is liable to the Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of the Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

             The Declaration of Trust of the Trust generally provides that its Trustees shall not be liable to the Trust or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Trust's Declaration of Trust generally also provides that Trustees and officers of the Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

             Right of Inspection. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders. The Declaration of Trust and By-laws of the Trust are silent with respect to the right of inspection.

             The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to the Trust and the Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Advisory Agreements

             As a result of the Conversion, the Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between the Successor Trust on behalf of the Successor Fund and the current investment adviser of the Fund. The current investment advisory agreement of the Fund (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Except as noted below, the Successor Advisory
Agreement contains the material terms of the Current Advisory Agreement. Investment services for the Successor Fund will be performed by Mentor. Most importantly, the rate at which fees are required to be paid by the Fund for investment advisory services, as a percentage of average daily net assets, will remain the same for the Successor Fund.

             The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement for the Fund.

             Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Fund. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also incorporates the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of the Fund specifies similar standards to be used in the selection of brokers and the same standard as Section 28(e) with respect to investment advisers and the payment of commissions.

             Liability. The Successor Advisory Agreement and the Current Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

             Amendments. The Current Advisory Agreement of the Fund provides that all changes must be approved by a majority of the shares of the Fund. Each Successor Advisory Agreement provides that only amendments of substance require shareholder approval.

Administration Agreement

            Mentor Investment Group, LLC ("MIG") served as administrator for Trust until June 1999.

            Evergreen Investment Services, Inc. ("EIS"), located at 200 Berkeley Street, Boston, Massachusetts 02116, currently serves as administrator to the Fund. EIS receives no fee from the Fund for its services. EIS currently serves as administrator to certain current series of the Evergreen Delaware business trusts. After the Conversion, EIS will serve as administrator to the Successor Fund. It is anticipated that no material change will occur in the Funds' administrative fees or arrangements as a result of the Conversion.

Current and Successor Distribution Arrangements

             Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for the Trust. Mentor Distributors, LLC is a wholly-owned subsidiary of BISYS Fund Services, Inc. ("BISYS") of the same address.

             After the Conversion, Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS located at 125 West 55th Street, New York, New York 10019, will serve as principal underwriter for the Successor Fund. EDI currently serves as distributor to the current series of the Evergreen Delaware business trusts. It is anticipated that no material change will occur in the Fund's distribution agreement or the Fund's aggregate amount payable under the Fund's distribution-related and shareholder servicing-related expenses as a result of the Conversions.

Names

             The  Fund  will  not  change  its  name  in  connection   with  the
Conversion.

Certain Votes to be Taken Prior to the Conversions

             Prior to the Conversion, EDI will own a single outstanding share of the Successor Fund. The purpose of the issuance by the Successor Fund of this nominal share prior to the effective time of the Conversion is to enable the Successor Trust to eliminate the need to incur the additional expense by the Successor Trust of having to hold separate meetings of shareholders of the Successor Fund in order to comply with certain shareholder approval requirements of the 1940 Act. EDI will vote to approve the investment advisory and principal underwriting agreements and the selection of the Successor Fund's auditors and will elect Trustees.

Investment Objectives and Restrictions

         The Successor Fund will have the same investment objective as the Fund.

         The investment adviser does not presently intend to change in any material way for the Successor Fund the investment strategy or operations currently employed for the Fund.

Federal Income Tax Consequences

             It  is  anticipated  that  the  transactions  contemplated  by  the
Conversion will be tax-free. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, counsel to the Successor Fund, has informed the Board of Trustees of the Trust and of the Successor Trust that if substantially all of the assets and liabilities of the Fund are transferred to the Successor Fund, it will issue an opinion that the Conversion will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). Such opinion will be based upon customary representations of the Trust and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Conversion.

             A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Conversion will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Conversion. The holding period for the shares of the Successor Fund received in the Conversion will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Conversion). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Appraisal Rights

             Neither the Trust's Declarations of Trust nor Massachusetts law grants shareholders of the Trust any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. However, the right of mutual fund shareholders to redeem their shares is not affected by the proposed Conversion. A shareholder may at any time redeem his or her shares if he or she does not want to continue as a shareholder if the Conversion is approved. The procedures for the redemption of shares are set out in the Fund's prospectus and statement of additional information.


Recommendation of Trustees

             In evaluating the Conversion Plan, the Board of Trustees reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed Master Trust Agreement. In this regard, the Trustees of Trust considered: (i) the potential disadvantages which apply to operating the Fund under their current form of organization; (ii) the advantages which apply to operating the Successor Fund as a series of a Delaware business trust; (iii) the advantages of adopting the Master Trust Agreement under Delaware law; (iv) the possible economies of scale that could result in cost savings as a result of the smaller Fund becoming part of the larger Evergreen family of funds; (v) the fact that there will essentially be no change in the investment advisory management of the Fund's portfolio securities; and (vi) the expected federal tax consequences to the Fund, the Successor Fund and shareholders of Trust resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes will occur as a result thereof.

             At the meetings of the Board called for the purpose on July 13, 1999, the Board of Trustees of the Trust voted to approve the proposed Plans of Conversion for the Fund and determined that participation in the Conversion is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Conversion.

Required Vote

             The affirmative vote of the holders of a majority of the issued and outstanding shares of the Fund is required to approve the Conversion.

THE TRUSTEES OF THE MENTOR INSTITUTIONAL TRUST RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL.


                                     PART II

                    VOTING INFORMATION CONCERNING THE MEETING

             Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of more than thirty percent of the total number of outstanding shares entitled to vote at the Meeting present in person or represented by proxy will constitute a quorum for the Meeting for the Fund.


             If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Trust, 901 East Byrd Street, Richmond, Virginia 23219. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Conversion Plan and the Conversion contemplated thereby described in Part I of this proxy statement.

             Approval of the Conversion Plan requires the affirmative vote of a majority of the votes cast, with all classes voting together as a single class at the Meeting at which a quorum of a Fund's shares is present.

             Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of the Fund outstanding as of the close of business on August 17, 1999 is set forth in Exhibit C.

             Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or personal solicitations conducted by officers and employees of Mentor or FUNB, their affiliates or other representatives of the Fund (who will not be paid for their solicitation activities). If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Any proxy given by you is revocable.

             In the event that sufficient votes to approve the proposal are not received by October 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

             The Fund is not required nor does it intend to hold annual or any other periodic meeting of shareholders except as may be required by the 1940 Act. If the Conversion is not approved by shareholders of the Fund, the next meeting of the shareholders of the Fund will be held at such time as the Board may determine or as may be legally required. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

             NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.


                             ADDITIONAL INFORMATION

Payment of Expenses

             FUNB will pay the expenses of the preparation, printing and mailing to the Fund's shareholders of the proxy card, accompanying notice of meeting and this proxy statement.

Beneficial Ownership

             Exhibit D contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding shares, as of August 17, 1999. On that date, the existing Trustees and officers of the Fund, together as a group, beneficially owned less than one percent of the Fund's outstanding shares.


             The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Trustees, officers of the Trust, and/or on records of Mentor Service Company, Inc.

Annual and Semi-Annual Reports to Shareholders

             The Fund will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Mentor Service Company, Inc. at 901 East Byrd Street, Richmond, Virginia 23219 or 1-800-645-7816.

                                 OTHER BUSINESS

             The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

             THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.


September __, 1999

                                    EXHIBIT A

           [FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION]


             AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated _____________, 1999 (the "Agreement"), between Mentor Institutional Trust, a Massachusetts business trust having its principal office at 901 East Byrd Street, Richmond, Virginia 23219 (the "Original Trust") on behalf of its SNAP Fund (the "Original Fund"), one of the Original Trust's series portfolios, and Evergreen Select Money Market Trust, a Delaware business trust having its principal office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Successor Trust") on behalf of its SNAP Fund (the "Successor Fund"), one of the Successor Trust's series portfolios.

             WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

             WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

             NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

             1.   PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions  set forth herein,  on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Fund Shares of the Successor Fund shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Successor Trust shall credit the Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. Holders of Class Y shares of the Original Fund shall receive in the transaction described above, Institutional Class Shares of the Successor Fund. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.

             (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

              (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the
Exchange   Date  and  shall  not be separately valued.

             (d) The Valuation Date shall be October 15, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

             (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

             2.  THE  ORIGINAL  TRUST'S  REPRESENTATIONS  AND  WARRANTIES.   The
Original Trust represents and warrants to and agrees with the Successor Trust as follows:

             (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

             (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

             (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

             (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

             (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of its or their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

             (g) At the Exchange Date, there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.

             (h) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

             (i) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

             (j) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

             (k) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

             (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Trust on behalf of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (m) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

             3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

             (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

             (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.

             (c) At the Exchange Date, the Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

             (d)  The  current   prospectuses   and   statement  of   additional
information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

             (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

             (g) The Successor Fund has no known liabilities of a material amount, contingent or otherwise.

             (h) At the Exchange Date, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.

             (i) At the Exchange Date, all federal and other tax returns and reports of the Successor Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Successor Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

             (j) For each fiscal year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

             (k) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

             (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (m) The Successor Fund Shares to be issued and delivered to the Original Fund, for the account of the Original Trust shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.

             (n) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

             4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

             (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

             (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (c) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

             (d) The Successor Trust shall have received on the Exchange Date an opinion of Ropes & Gray, counsel to the Original Trust, dated as of the Exchange Date, in a form satisfactory to the Successor Trust covering the following points:

             (i) The Original Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

             (ii) The Original Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

             (iii)This Agreement has been duly authorized, executed and delivered by the Original Trust and, assuming due authorization, execution, and delivery of this Agreement by the Successor Trust, is a valid and binding obligation of the Original Fund enforceable against the Original Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

             (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Original Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

             (v) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Original Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Original Trust is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Original Trust is a party or by which it is bound.

             (vi) Only insofar as they relate to the Original Trust, the descriptions in the proxy materials of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

             (vii)To  the   knowledge  of  such   counsel,   no   litigation  or
administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Original Trust or the Original Fund or any of its or their respective properties or assets and the Original Trust and the Original Fund are neither parties to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects their business other than as previously disclosed in the proxy materials.

             (viii) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Original Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Original Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

             5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions: (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (b) The Original Trust shall have received on the Exchange Date an opinion from Sullivan & Worcester LLP, counsel to the Successor Trust, dated as of the Exchange Date, in a form reasonably satisfactory to the Original Trust, covering the following points:

             (i) The Successor Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

             (ii) The Successor Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

             (iii)This Agreement has been duly authorized, executed, and delivered by the Successor Trust and, assuming due authorization, execution and delivery of this Agreement by the Original Trust, is a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

             (iv) The Successor Fund Shares to be issued and delivered to the Original Trust on behalf of the Original Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Successor Fund has any preemptive rights in respect thereof.

             (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Successor Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended and the 1940 Act, and as may be required under state securities laws.

             (vi) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Successor Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Successor Trust is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Successor Trust is a party or by which it is bound.

             (vii)Only insofar as they relate to the Successor Trust and the Successor Fund, the descriptions in the proxy materials of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

             (viii) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Successor Trust and the Successor Fund, existing on or before the effective date of the proxy materials or the Exchange Date required to be described in the proxy materials which are not described or filed as required.

             (ix)  To  the   knowledge  of  such   counsel,   no  litigation  or
administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Successor Trust or any of its properties or assets and the Successor Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the proxy materials.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

             6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:

             (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

             (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

             (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.

             (e) The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Successor Trust and the Original Trust substantially to the effect that for federal income tax purposes:

             (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Successor Fund and the Original Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

             (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

             (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares to Original Fund shareholders in exchange for their shares of the Original Fund.

             (iv) No gain or loss will be recognized by the Original Fund Shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares in liquidation of the Original Fund.

             (v) The aggregate tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the transactions contemplated by this Agreement, and the holding period of the Successor Fund Shares to be received by each Original Fund Shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).

             (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding period of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

             Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in
Section 6.

             Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under the Agreement to the shareholders of the Original Fund.

             7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original Trust against all liabilities and expenses referred to in the indemnification provisions of the Original Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

             8. TERMINATION OF AGREEMENT. As to the Original Fund and the corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

             As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

             9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

             10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

             11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

             12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Original Trust and Delaware, in the case of the Successor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

             13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

             IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                          [Original Trust on behalf of]
                                 [Original Fund]

ATTEST:_______________________              By:_____________________
                                                              Title:



                                [Successor Trust]
                                  on behalf of
                                [Successor Fund]

ATTEST:_______________________              By:_____________________
                                                              Title:

                                    EXHIBIT B


                        MANAGEMENT OF THE SUCCESSOR TRUST

         The Successor Trust is supervised by a Board of Trustees that is responsible for representing the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Successor Fund's activities, reviewing, among other things, the Successor Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.

         The Successor Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, and Messrs. Scofield and Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Successor Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


Name                               Position with              Principal Occupations for Last Five Years
                                   Trust

Laurence B. Ashkin                 Trustee                    Real estate developer and construction
(DOB: 2/2/28)                                                 consultant; and President of Centrum
                                                              Equities (real estate development) and
                                                              Centrum Properties, Inc.

Charles A. Austin III              Trustee                    Investment Counselor to Appleton Partners,
(DOB: 10/23/34)                                               Inc.(investment advice); former Director,
                                                              Executive Vice President and Treasurer,
                                                              State Street Research & Management
                                                              Company (investment advice); Director,
                                                              the Andover Companies (Insurance); and
                                                              Trustee, Arthritis Foundation of New England


K. Dun Gifford                     Trustee                    Trustee, Treasurer and Chairman of the
(DOB:  10/12/38)                                              Finance Committee, Cambridge College;
                                                              Chairman  Emeritus and Director, American
                                                              Institute of Food and  Wine; Chairman and
                                                              President, Oldways Preservation and
                                                              Exchange Trust (education);former Chairman of
                                                              the Board, Director, and Executive Vice
                                                              President, The London Harness Company (leather
                                                              goods purveyor); former Managing Partner,
                                                              Roscommon Capital Corp.; former Chief
                                                              Executive Officer, Gifford  Gifts  of
                                                              Fine Foods; former Chairman, Gifford,
                                                              Drescher & Associates (environmental
                                                              consulting)

James S. Howell                    Chairman of                Former Chairman of the Distribution
(DOB: 8/13/24)                     the Board of Trustees      Committee Foundation for the Carolinas;
                                                              and former Vice President of Lance Inc.
                                                              (food manufacturing).

Leroy Keith, Jr.                   Trustee                    Chairman of the Board and Chief Executive
(DOB:  2/14/39)                                               Officer, Carson Products Company
                                                              (manufacturing); Director of Total
                                                              Return Fund and Equifax, Inc.(worldwide
                                                              information management); Trustee of Phoenix
                                                              Series Fund, Phoenix Multi-Portfolio
                                                              Fund, and The Phoenix Big Edge Series Fund;
                                                              and former  President, Morehouse College.

Gerald M. McDonnell                Trustee                    Sales Representative with Nucor-Yamoto,
DOB:  7/14/39)                                                Inc. (steel producer).

Thomas L. McVerry                  Trustee                    Former Vice President and Director of
(DOB:  8/2/39)                                                Rexham Corporation (manufacturing); and
                                                              former Director of Carolina Cooperative
                                                              Federal Credit Union.

William Walt Pettit                Trustee                    Partner in the law firm of William Walt
(DOB:  8/26/55)                                               Pettit, P.A.


David M. Richardson                Trustee                    Vice Chair and former Executive Vice
(DOB:  9/14/41)                                               President, DHR International, Inc. (executive
                                                              recruitment); former Senior Vice President,
                                                              Boyden International Inc. (executive
                                                              recruitment); and Director, Commerce and
                                                              Industry Association of New Jersey, 411
                                                              International, Inc.(communications), and
                                                              J&M Cumming Paper Co.

Russell A. Salton, III, MD         Trustee                    Medical Director, U.S. Health Care/Aetna
(DOB:  6/2/47)                                                Health Services; former Managed Health
                                                              Care Consultant; and former President,
                                                              Primary Physician Care.

Michael S. Scofield                Vice Chairman              Attorney, Law Offices of Michael S.
(DOB:  2/20/43)                    of the Board of Trustees   Scofield.


Richard J. Shima                   Trustee                    Former Chairman, Environmental Warranty,
(DOB:  8/11/39)                                               Inc. (insurance agency); Executive
                                                              Consultant,  Drake Beam  Morin,  Inc.
                                                              (executive outplacement); Director of
                                                              Connecticut Natural Gas Corporation-
                                                              Hartford Hospital, Old State House
                                                              Association, Middlesex  Mutual
                                                              Assurance Company (property casualty
                                                              insurance), and Enhance Financial
                                                              Services, Inc. (financial guaranty
                                                              insurance); Chairman, Board of
                                                              Trustees, Hartford Graduate Center;
                                                              Trustee, Greater Hartford YMCA;
                                                              former Director, Vice  Chairman and
                                                              Chief   Investment Officer, The
                                                              Travelers Corporation; former Trustee,
                                                              Kingswood-Oxford School; and former
                                                              Managing Director and Consultant,
                                                              Russell Miller, Inc.(investment
                                                              banking specializing in the insurance
                                                              industry)

Anthony J. Fischer*                President and Treasurer    [Vice President/Client Services, BISYS Fund
(DOB:  2/20/59)                                               Services.]


Nimish S. Bhatt**                  Vice President             Vice President, Tax, BISYS Fund Services;
(DOB:  6/6/63)                     and Assistant Treasurer    Assistant Vice President, Evergreen Asset
                                                              Management Corp./First Union Bank; former
                                                              Senior Tax Consulting/Acting Manager,
                                                              Investment Companies Group,
                                                              Pricewaterhouse Coopers LLP, New York.

Bryan Haft**                       Vice President             Team Leader, Fund Administration, BISYS
(DOB:  1/23/65                                                Fund Services

Michael H. Koonce                  Secretary                  Senior Vice President and Assistant
(DOB:  4/20/60)                                               General Counsel, First Union Corporation;
                                                              former Senior Vice President and General
                                                              Counsel, Colonial Management Association,
                                                              Inc.


o Address: BISYS, 90 Park Avenue, 10th Floor, New York New York 10016 **Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

Trustee Compensation

         Listed below is the Trustee compensation paid by the Successor Trust for the twelve months ended April 30, 1999. The Trustees do not receive pension or retirement benefits from the Fund.


          Trustee                                 Total Compensation from the
                                               Successor Trust Paid to Trustees*

          Laurence B. Ashkin...............................$75,000
          Charles A. Austin, III...........................$75,000
          K. Dun Gifford...................................$72,500
          James S. Howell..................................$97,500
          Leroy Keith, Jr..................................$72,500
          Gerald M. McDonnell..............................$75,000
          Thomas L. McVerry................................$86,000
          William Walt Pettit..............................$72,500
          David M. Richardson..............................$71,875
          Russell A. Salton, III MD........................$77,500
          Michael S. Scofield..............................$77,500
          Richard J. Shima.................................$72,500


           *Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended April 30, 1999. The amounts listed below will be payable in later years to the respective Trustees:


         Charles A. Austin III.............................$11,250
         James S.Howell....................................$77,600
         Gerald M. McDonnell...............................$75,000
         Thomas L. McVerry.................................$86,000
         William Walt Pettit...............................$72,500
         Russell A. Salton, III, MD........................$77,000
         Michael S. Scofield...............................$11,250




                                    EXHIBIT C



NUMBER OF SHARES OF THE FUND
OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
AUGUST 17, 1999



 Mentor Institutional Trust

         SNAP Fund
         Class Y  1,138,884,396.110





                                    EXHIBIT D

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         As of August 17, 1999 (the Record Date), the Trustees and Officers of each Fund owned as a group less than 1% of the outstanding voting securities of any Fund. As of the Record Date, the following shareholders were known to the Mentor Trusts to own beneficially 5% or more of the shares of the Fund:


                                                           Percentage of
                                 Name and Address          Outstanding
Name of Fund      Class          of Record Owner           Shares of Class

SNAP Fund          Y             Treasury Board of             100%
                                 the Commonwealth
                                 of Virginia
                                 101 North 14th Street
                                 Richmond, VA 23218

                           MENTOR INSTITUTIONAL TRUST

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.


               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 15, 1999

The undersigned hereby appoints Paul F. Costello, Gordon Forrester, Michael H. Koonce and Maureen E. Towle and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the SNAP Fund (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of Mentor Institutional Trust at 901 East Byrd Street, Richmond, Virginia 23219 on October 15, 1999, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                             NOTE:  PLEASE SIGN  EXACTLY
                                             AS  YOUR  NAMES  APPEAR  ON
                                             THIS   PROXY.    If   joint
                                             owners,   EITHER  may  sign
                                             this Proxy. When signing as
                                             attorney,         executor,
                                             administrator,     trustee,
                                             guardian,  or custodian for
                                             a minor,  please  give your
                                             full title. When signing on
                                             behalf of a corporation  or
                                             as   a   partner    for   a
                                             partnership,   please  give
                                             the   full   corporate   or
                                             partnership  name  and your
                                             full title.



                                            Date:                  , 1999



                                            Signature(s)


                                            Title(s), if applicable

                           MENTOR INSTITUTIONAL TRUST

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. PLEASE INDICATE YOUR VOTE BY PLACING AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                          For          Against      Abstain

 1. To approve the proposed Agreement and Plan           [  ]           [  ]         [  ]
    of Conversion and Termination into the
    SNAP Fund, a series of Evergreen Select
    Money Market Trust of the SNAP Fund, a series
    of Mentor Institutional Trust.

 2. To transact any other business that may              [  ]           [  ]        [  ]
    properly come before the meeting or any
    adjournment thereof.